Exhibit 10.5

PENHALL INTERNATIONAL CORP.,

PENHALL COMPANY,

BOB MACK CO., INC.,

PENHALL LEASING, L.L.C.,

CAPITOL DRILLING SUPPLIES, INC.

AND

PENHALL INVESTMENTS, INC.

(referred to herein individually as “GRANTOR” and collectively as “GRANTORS”)

AND

DEUTSCHE BANK TRUST COMPANY AMERICAS,
AS AGENT

SECURITY AGREEMENT

TABLE OF CONTENTS

1.	DEFINED TERMS

2.	GRANT OF LIEN

3.	AGENT’S AND LENDERS’ RIGHTS: LIMITATIONS ON AGENT’S AND LENDERS’ OBLIGATIONS

4.	REPRESENTATIONS AND WARRANTIES

5.	COVENANTS

6.	BANK ACCOUNTS; COLLECTION OF ACCOUNTS AND PAYMENTS

7.	AGENT’S APPOINTMENT AS ATTORNEY-IN-FACT

8.	REMEDIES; RIGHTS UPON DEFAULT

9.	GRANT OF LICENSE TO USE INTELLECTUAL PROPERTY COLLATERAL

10.	LIMITATION ON AGENT’S AND LENDERS’ DUTY IN RESPECT OF COLLATERAL

11.	REINSTATEMENT

12.	SURETYSHIP WAIVERS BY GRANTOR; OBLIGATIONS ABSOLUTE

13.	EXPENSES AND ATTORNEY’S FEES

14.	NOTICES

15.	SEVERABILITY

16.	NO WAIVER, CUMULATIVE REMEDIES

17.	LIMITATION BY LAW

18.	TERMINATION OF THIS AGREEMENT

19.	SUCCESSORS AND ASSIGNS

20.	COUNTERPARTS

21.	GOVERNING LAW

22.	WAIVER OF JURY TRIAL

i

23.	HEADINGS

24.	NO STRICT CONSTRUCTION

25.	ADVICE OF COUNSEL

26.	BENEFIT OF LENDERS

ii

SECURITY AGREEMENT

THIS SECURITY AGREEMENT, dated as of November 1, 2005 (this “Agreement”), by and among PENHALL INTERNATIONAL CORP., an Arizona corporation (“Borrower”), PENHALL COMPANY, a California corporation (“Penhall”), PENHALL LEASING, L.L.C., a California limited liability company (“Penhall Leasing”), CAPITOL DRILLING SUPPLIES, INC., an Indiana corporation (“Capitol”), BOB MACK CO., INC., a California corporation (“Bob Mack”) and PENHALL INVESTMENTS, INC., a California corporation (“Penhall Investments”, and together with Penhall, Penhall Leasing, Capitol, Bob Mack and Penhall Investments, each a “Subsidiary” and collectively the “Subsidiaries”, and together with Borrower, each referred to herein individually as “Grantor” and collectively as “Grantors”), and DEUTSCHE BANK TRUST COMPANY AMERICAS, in its capacity as Agent (in such capacity, “Agent”) for itself and Lenders from time to time party to the Credit Agreement as defined below (“Lenders”).

WHEREAS:

(A)          Pursuant to that certain Second Lien Term Loan Agreement dated as of the date hereof (including all annexes, exhibits and schedules thereto, and as from time to time amended, restated, supplemented or otherwise modified, the “Credit Agreement”) by and among Borrower, Agent and Lenders, the Lenders have agreed to make available to Borrower, upon the terms and conditions thereof, a certain second lien term loan facility;

(B)          Each Grantor has entered into an Amended and Restated Credit Agreement dated as of the date hereof (including all annexes, exhibits and schedules thereto, and as from time to time may be amended, restated, supplemented or otherwise modified and in effect from time to time, the “First Lien Credit Agreement”) by and among Borrower, Penhall, Bob Mack, Penhall Leasing, Penhall Investments, Capitol, the financial institutions party thereto from time to time as Lenders (“First Lien Lenders”) and General Electric Capital Corporation, as agent (in such capacity, together with any successors and assigns, the “First Lien Agent”);

(C)          Each Grantor has granted to the First Lien Agent, for the benefit of itself and the First Lien Lenders, a first-priority security interest in the Collateral (it being understood that the relative rights and priorities of the First Lien Lenders and Lenders in respect of the Collateral are governed by the Intercreditor Agreement, dated as of November 1, 2005 (as amended, modified and/or supplemented from time to time, the “Intercreditor Agreement”), among the First Lien Agent, the Agent and certain other persons party or that may become party thereto from time to time);

(D)          Each of the Subsidiaries is entering into the Subsidiary Guaranty concurrently with the execution of this Agreement for the purpose of guaranteeing all of the Guaranteed Obligations (as defined in the Subsidiary Guaranty);

(E)           Borrower wishes to borrow certain Loans (as such term is defined in the Credit Agreement); and

(F)           In order to induce Lenders to make the Loans (as defined in the Credit Agreement) to be made and incurred by Lenders as provided for in the Credit Agreement, each Grantor has agreed to grant a continuing Lien on the Collateral (as hereinafter defined) to secure the Obligations (as defined in the Credit Agreement).

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                                      DEFINED TERMS

(a)           All capitalized terms used but not otherwise defined herein have the meanings given to them in the Credit Agreement or in Annex A thereto.  All other terms contained in this Agreement, unless the context indicates otherwise, have the meanings provided for by the Code to the extent the same are used or defined therein.

(b)           “Uniform Commercial Code jurisdiction” means any jurisdiction that has adopted all or substantially all of Article 9 as contained in the 2000 Official Text of the Uniform Commercial Code, as recommended by the National Conference of Commissioners on Uniform State Laws and the American Law Institute, together with any subsequent amendments or modifications to the Official Text.

2.                                      GRANT OF LIEN

(a)           To secure the prompt and complete payment, performance and observance of all of the Obligations and all renewals, extensions, restructurings and refinancings thereof, and all obligations, liabilities, and indebtedness of Grantors arising under this Agreement, each Grantor hereby grants, assigns, conveys, mortgages, pledges, hypothecates and transfers to Agent, for itself and the benefit of Lenders, a Lien upon all of its right, title and interest in, to and under all personal property and other assets, whether now owned by or owing to, or hereafter acquired by or arising in favor of such Grantor (including under any trade names, styles or derivations thereof), and whether owned or consigned by or to, or leased from or to, such Grantor, and regardless of where located (all of which being hereinafter collectively referred to as the “Collateral”), including:

   (i)         all Accounts;

  (ii)         all Chattel Paper;

 (iii)         all Documents;

 (iv)         all General Intangibles (including all Payment Intangibles trademarks, patents, copyrights, other intellectual property and licenses thereof, payment intangibles and Software; provided that trademark licenses in which such Grantor is the licensee shall not be considered Collateral if prohibited by the instrument governing the trademark license);

   (v)        all Goods (including Inventory, Equipment and Fixtures);

  (vi)        all Instruments;

 (vii)        all Investment Property;

(viii)        all Deposit Accounts and Commodity Accounts of such Grantor, including all blocked accounts and all other bank accounts and all deposits therein;

  (ix)        all money, cash or Cash Equivalents of such Grantor;

   (x)        all Supporting Obligations and Letter-of-Credit Rights of such Grantor; and

  (xi)        to the extent not otherwise included, all Proceeds, tort claims, insurance claims and other rights to payments not otherwise included in the foregoing and products of the foregoing and all accessions to, substitutions and replacements for, and income, benefits, rents and profits of, each of the foregoing and, to the extent related to any of the foregoing, all books, correspondence, credit files, records, invoices, and other papers (including without limitation all tapes, cards, computer runs and other papers and documents in the possession or under the control of such Grantor or any computer bureau or service company from time to time acting for such Grantor);

provided, however, that notwithstanding the foregoing, the foregoing grant of a security interest in Equipment that is subject to any prohibition that is in effect on the Closing Date on granting a security interest in such Equipment to Agent and binding on the Grantor that owns such Equipment shall be postponed and no security interest shall be granted under this Agreement in such Equipment unless and until such prohibition ceases to be binding on such Grantor, and upon such prohibition ceasing to be binding on such Grantor, Agent shall automatically have a security interest in such Equipment and all Proceeds thereof.  In the event such prohibition ceases to be binding on a Grantor such Grantor shall immediately notify Agent and shall take all steps as may be necessary to perfect such Lien of Agent within 20 Business Days (or such longer period as may be consented to by Agent) following such prohibition ceasing to be effective.

(b)           In addition, to secure the prompt and complete payment, performance and observance of the Obligations, all renewals, extensions, restructurings and refinancings thereof and all obligations, liabilities and indebtedness of Grantors arising under this Agreement, and in order to induce Agent and Lenders as aforesaid, each Grantor hereby grants to Agent, for itself and the benefit of Lenders, a right of setoff against the property of such Grantor held by Agent or any Lender, consisting of property described above in Section 2(a) now or hereafter in the possession or custody of or in transit to Agent or any Lender, for any purpose, including safekeeping, collection or pledge, for the account of such Grantor, or as to which such Grantor may have any right or power.

(c)           Notwithstanding anything herein to the contrary, the lien and security interest granted to the Agent pursuant to this Agreement shall be a second priority lien on and security interest in the Collateral (second only to the lien securing the First Lien Loan Obligations (as defined in the Intercreditor Agreement)) and the exercise of any right or remedy by the Agent hereunder, including, without limitation, under Section 8 hereof, is subject to the provisions of the Intercreditor Agreement.  In addition, this Agreement shall be subject in all other respects to the terms and provisions of the Intercreditor Agreement.  In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern.  Notwithstanding anything herein to the contrary, prior to the First Lien Loan Termination Date (as defined in the Intercreditor Agreement), the requirements of this Agreement to endorse or deliver Collateral to the Agent shall be deemed satisfied by endorsement or delivery of such Collateral to the First Lien Agent and any endorsement or delivery to the First Lien Agent shall be deemed an endorsement or delivery to the Agent for all purposes hereunder.

3.                                      AGENT’S AND LENDERS’ RIGHTS:  LIMITATIONS ON AGENT’S AND LENDERS’ OBLIGATIONS

(a)           It is expressly agreed by each Grantor that, anything herein or in any other Loan Document to the contrary notwithstanding, each Grantor shall remain liable under each of its respective Contractual Obligations, including all Licenses, to observe and perform all the conditions and obligations to be observed and performed by it thereunder.  Neither Agent nor any Lender shall have any obligation or liability under any Contractual Obligation by reason of or arising out of this Agreement or any other Loan Document or the granting herein of a Lien thereon or the receipt by Agent or any Lender of any payment relating to any Contractual Obligation pursuant hereto.  Neither Agent nor any Lender shall be required or obligated in any manner to perform or fulfill any of the obligations of any Grantor under or pursuant to any Contractual Obligation, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any Contractual Obligation, or to present or file any claims, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

(b)           Agent may at any time after an Event of Default has occurred and is continuing (or if any rights of set-off (other than set-offs against an Account arising under the Contract giving rise to the same Account) or contra accounts may be asserted with respect to the following), without prior notice to any Grantor, notify each Grantor’s Account Debtors and all other Persons obligated on any of the Collateral that Agent has a security interest therein, and that payments shall be made directly to Agent, for itself and the benefit of Lenders.  Upon the request of Agent, each Grantor shall so notify its Account Debtors and other Persons obligated on the Collateral.  Once any such notice has been given to any Account Debtor or other Person obligated on the Collateral, none of the Grantors shall give any contrary instructions to such Account Debtor or other Person without Agent’s prior written consent.

(c)           Agent may at any time in Agent’s own name, in the name of a nominee of Agent or in the name of any Grantor communicate (by mail, telephone, facsimile or otherwise) with Account Debtors, parties to Contractual Obligations and obligors in respect of Instruments to verify with such Persons, to Agent’s satisfaction, the existence, amount, terms of, and any other matter relating to, Accounts, Instruments, Chattel Paper and/or payment intangibles; provided, that if no Event of Default has occurred and is continuing, Agent shall only use a nominee name for such communication.  If an Event of Default shall have occurred and be continuing, each Grantor, at its own expense, shall cause the independent certified public accountants then engaged by such Grantor to prepare and deliver to Agent and each Lender at any time and from time to time promptly upon Agent’s request the following reports with respect to such Grantor: (i) a reconciliation of all Accounts; (ii) an aging of all Accounts; (iii) trial balances; and (iv) a test verification of such Accounts as Agent may request.  Each Grantor, at its own expense, shall deliver to Agent the results of each physical verification, if any, which such Grantor may in its discretion have made, or caused any other Person to have made on its behalf, of all or any portion of its Inventory.

4.                                      REPRESENTATIONS AND WARRANTIES

Each Grantor, jointly and severally, represents and warrants that:

(a)           Each Grantor has rights in and the power to transfer each item of the Collateral upon which it purports to grant a Lien hereunder free and clear of any and all Liens other than Permitted Encumbrances.

(b)           No effective security agreement, financing statement, equivalent security or Lien instrument or continuation statement covering all or any part of the Collateral (other than those instruments and statements Agent is authorized to terminate and release in full upon the initial funding of the Loans) is on file or of record in any public office, except such as may have been filed (i) by any Grantor in favor of Agent pursuant to this Agreement or the other Loan Documents and (ii) in connection with any other Permitted Encumbrances.

(c)           This Agreement is effective to create a valid and continuing Lien on and, upon the filing of the appropriate financing statements in the filing offices listed on Schedule I hereto or the entering into of three-party control agreements, as applicable, a perfected Lien in favor of Agent, for itself and the benefit of Lenders, on the Collateral with respect to which a Lien may be perfected by filing pursuant to the Code.  Such Lien is prior to all other Liens, except Permitted Encumbrances that would be prior to Liens in favor of Agent for the benefit of Agent and Lenders as a matter of law, and is enforceable as such as against any and all creditors of and purchasers from any Grantor (other than purchasers and lessees of Inventory in the ordinary course of business and non-exclusive licensees of General Intangibles in the ordinary course of business).  Except as set forth in Sections 4(g) and 4(h) hereof, action by each of the Grantors necessary to protect and perfect such Lien on each item of the Collateral has been duly taken.

(d)           Schedule II hereto lists all Instruments, Documents, Letter of Credit Rights and Chattel Paper (including any Intercompany Notes but excluding written lease agreements governing Short-Term Rentals) of each Grantor as of the date hereof.  All actions by each Grantor necessary to protect and perfect the Lien of Agent on each item set forth on Schedule II, subject to Section 2(c), (including the legending of all Chattel Paper (excluding written lease agreements governing Short-Term Rentals) as required by Section 5(b) hereof) have been duly taken.  The Lien of Agent, for the benefit of Agent and Lenders, on the Collateral listed on Schedule II hereto is prior to all other Liens, except Permitted Encumbrances that would be prior to the Liens in favor of Agent as a matter of law, and is enforceable as such against any and all creditors of and purchasers from each Grantor.

(e)           Each Grantor’s name as it appears in official filings in the state of its incorporation or other organization, all prior names of each Grantor, as they appeared from time to time in official filings in the state of its incorporation or other organization, the type of entity of each Grantor (including corporation, partnership, limited partnership or limited liability company), organizational identification number issued by each Grantor’s state of incorporation or organization or a statement that no such number has been issued, each Grantor’s state of organization or incorporation, the mailing address of each Grantor as of the date hereof, the location of each Grantor’s chief executive office, principal place of business, other offices, all warehouses and premises where Collateral is stored or located, and the locations of each Grantor’s books and records concerning the Collateral are set forth on Schedule IIIA, Schedule IIIB, Schedule IIIC, Schedule IIID, Schedule IIIE and Schedule IIIF, respectively, hereto, as the same may be amended in accordance with Section 5(k) hereof.  Each Grantor is a registered organization and has only one state of incorporation or organization.

(f)            With respect to the Accounts, except as specifically disclosed to Agent or as otherwise permitted pursuant to the Credit Agreement, (i) they represent bona fide sales of Inventory or rendering of services to Account Debtors in the ordinary course of each Grantor’s business and are not evidenced by a judgment, Instrument or Chattel Paper; (ii) except as disclosed to Agent or as to which there would not be a Material Adverse Effect, there are no set-offs, claims or disputes existing or asserted with respect thereto and none of the Grantors has made any agreement with any of its Account Debtors for any extension of time for the payment thereof, any compromise or settlement for less than the full amount thereof, any release of any of its Account Debtors from liability therefor, or any deduction therefrom except a discount or allowance allowed by any Grantor in the ordinary course of its business for prompt payment and disclosed to Agent; (iii) to each Grantor’s knowledge, there are no facts, events or occurrences which in any way impair the validity or enforceability thereof or could reasonably be expected to reduce the amount payable thereunder to the extent that there would be a Material Adverse Effect as shown on such Grantor’s books and records and any invoices, statements or other collateral report delivered to Agent and Lenders with respect thereto; (iv) none of the Grantors has received any notice of proceedings or actions which are threatened or pending against any of its Account Debtors which might result in any adverse change in such Account Debtor’s financial condition and which would have a Material Adverse Effect on any of the Grantors; (v) none of the Grantors has knowledge that any of its Account Debtors is unable generally to pay its debts as they become due, which inability would result in a Material Adverse Effect on Grantors; and (vi) they constitute the legally valid and binding obligation of the applicable Account Debtors.  Further, with respect to the Accounts, (x) the amounts shown on all invoices, statements or other collateral reports which may be delivered to Agent with respect thereto are actually owing to such Grantor as indicated thereon and are not in any way contingent, except for such contingencies as may exist under trade custom and practice and (y)  to each Grantor’s knowledge, all of its Account Debtors have the capacity to contract.

(g)           With respect to any parts and supplies and Equipment constituting vehicles used by a Grantor in the ordinary course of business (“Rental Equipment”), (i) such Rental Equipment is located at one of the applicable Grantor’s locations set forth on Schedule IIIA, Schedule IIIB, Schedule IIIC, Schedule IIID, Schedule IIIE and Schedule IIIF, hereto, as applicable, (unless, at any time, such Rental Equipment is being used at a construction or similar site or such Rental Equipment is located at the residence of the driver authorized to drive the Rental Equipment, (ii) such Rental Equipment (A) is covered by a certificate of title on which the interest of the Agent (subject to the terms of the Intercreditor Agreement and applicable law and 90 day period (unless otherwise extended by Agent) for Rental Equipment owned on the Closing Date) has been noted, free and clear of all Liens except those in favor of Agent and Lenders, and Permitted Encumbrances of the type described in clauses (a), (d), (e), (g) or (m) of the definition of such term, and (B) is equipped with a global positioning tracking device (that is permanently affixed to such motor vehicle) that enables such Grantor to determine at all times the movement and location of such motor vehicle), (iii) no Rental Equipment, with an aggregate value in excess of $250,000, is now, or shall at any time or times hereafter be stored at any other location without prior notice to Agent, and the applicable Grantor will concurrently therewith obtain, to the extent required by the Credit Agreement, bailee, landlord and mortgagee agreements, (iv) each Grantor has good, indefeasible and merchantable title to its Rental Equipment and such Rental Equipment is not subject to any Lien or security interest or document whatsoever except for the Lien granted to Agent, for the benefit of Agent and Lenders, and except for Permitted Encumbrances, (v) except as specifically disclosed to Agent, such Rental Equipment is of good and merchantable quality, free from any defects, ordinary wear and tear excepted, (vi) such Rental Equipment is not subject to any licensing, patent, royalty, trademark, trade name or copyright agreements with any third parties that would require any consent of any third party upon sale or other disposition of that Rental Equipment or the payment of any monies to any third party upon such sale or other disposition, and (vi) the sale or other disposition of such Rental Equipment by Agent following an Event of Default shall not require the consent of any Person and shall not constitute a breach or default under any contract or agreement to which any Grantor is a party or to which such property is subject.

(h)           Schedule IVA sets forth under the name of each Grantor a complete and correct list of all issued Patents, registered Trademarks and registered Copyrights, and pending applications for the foregoing owned by such Grantor on the date hereof; and all registrations listed in Schedule IVA are in full force and effect.  This Agreement is effective to create a valid and continuing Lien on and, upon filing of appropriate financing statements in the filing offices listed on Schedule I hereto and of the Copyright Security Agreements with the United States Copyright Office and filing of the Patent Security Agreements and the Trademark Security Agreements with the United States Patent and Trademark Office, perfected Liens in favor of Agent on each Grantor’s Patents, Trademarks and Copyrights and such perfected Liens are enforceable as such as against any and all creditors of and purchasers from any Grantor.  Upon filing of the Copyright Security Agreements with the United States Copyright Office and filing of the Patent Security Agreements and the Trademark Security Agreements with the United States Patent and Trademark Office and the filing of appropriate financing statements listed on Schedule I hereto, all action necessary to protect and perfect Agent’s Lien on each Grantor’s Patents, Trademarks or Copyrights shall have been duly taken.

Schedule IVB sets forth a complete and correct list of all material licenses and other material agreements included in the Intellectual Property on the date hereof.

(i)            All titled motor vehicles owned by each Grantor as of the Closing Date are listed under the name of such Grantor on Schedule VA hereto, by make, model, model year and vehicle identification number (“VIN”).  Each Grantor, with respect to all titled vehicles now owned, shall take such actions as required by the Credit Agreement and Intercreditor Agreement.  Each Grantor, with respect to any titled vehicles acquired after the date hereof, shall within 20 days of such acquisition (or such longer period as may be consented to be Agent) note Agent’s Lien on all motor vehicle title certificates or take such other action as may be reasonably requested by Agent to perfect Agent’s security interest in the titled vehicles, provided that prior to the First Lien Loan Termination Date, each Grantor will only be required to take such other actions as provided for in the Intercreditor Agreement,

5.                                      COVENANTS

Without limiting any Grantor’s covenants and agreements contained in the Credit Agreement and other Loan Documents, each Grantor covenants and agrees with Agent, for the benefit of Agent and Lenders, that from and after the date of this Agreement and until the Termination Date:

(a)           Further Assurances; Pledge of Instruments; Chattel Paper.

(i)         At any time and from time to time, upon the written request of Agent and at the sole expense of such Grantor, such Grantor shall promptly and duly execute and deliver any and all such further instruments and documents and take such further actions as Agent may reasonably request to obtain the full benefits of this Agreement and of the rights and powers herein granted, including (A) using reasonable efforts to secure all consents and approvals necessary or appropriate for the assignment to or for the benefit of Agent of any Contractual Obligation, including any License, held by such Grantor and to enforce the security interests granted hereunder; and (B) filing any financing or continuation statements under the Code with respect to the Liens granted hereunder or under any other Loan Document as to those jurisdictions that are not Uniform Commercial Code jurisdictions.

(ii)        In the event that any Grantor acquires any Equipment and in connection therewith grants a security interest in such Equipment to any Person providing purchase money financing to such Grantor for such Equipment and such security interest and financing does not contravene any provision of the Credit Agreement and prohibits the Lien of Agent therein, Agent, at the request of such Grantor shall release its security interest in such Equipment or shall subordinate such Lien (as required by such Person) and shall at the cost and expense of such Grantor execute such documents as may be necessary to release such Lien of record; provided, however, that upon any such prohibition ceasing to be binding on such Grantor, the Lien of Agent in such Equipment shall automatically be reinstated and such Grantor shall immediately notify Agent and shall take all steps as may be necessary to perfect such Lien of Agent within twenty (20) Business Days (or such longer period as may be consented to by Agent) following such prohibition ceasing to be effective.  On each Business Day following the Closing Date each Grantor shall, until such Grantor shall have complied with Section 4(i) and this Section 5(a)(ii) as to all vehicles covered by a certificate of title and owned by such Grantor on the Closing Date, submit to Agent a list indicating each vehicle for which a certificate of title and application to note the Lien of Agent (or First Lien Agent, as the case may be) was submitted to the applicable motor vehicle office on the immediately preceding Business Day and indicating for each such vehicle its state of registration, net book value, Appraised Net Orderly Liquidation Value, VIN and date of such submission and attaching to such list a copy of evidence of each such submission.

(iii)       Unless Agent shall otherwise consent in writing (which consent may be revoked), such Grantor shall deliver (A) if prior to the First Lien Loan Termination Date, to the First Lien Agent and (B) any time after the First Lien Loan Termination Date, to Agent, all Collateral consisting of negotiable Chattel Paper, Documents, certificated securities, and Instruments (including Intercompany Notes but excluding written lease agreements governing Short-Term Rentals) (in each case, accompanied by stock powers, allonges or other instruments of transfer executed in blank) promptly after such Credit Party receives the same.  Upon acquiring any negotiable Documents, certificated securities, Chattel Paper or Instruments (including any Intercompany Notes but excluding written lease agreements governing Short-Term Rentals), in each case in excess of $250,000, such Grantor will provide prompt written notice thereof to Agent.

(iv)       Such Grantor shall, in accordance with the terms of the Credit Agreement, obtain waivers or subordinations of Liens from landlords, bailees and mortgagees, and such Grantor shall in all instances obtain signed acknowledgements of Agent’s Liens from bailees having possession of such Grantor’s Goods that they hold for the benefit of Agent.

(v)        To the extent required by Agent, such Grantor shall obtain authenticated control letters in form and substance reasonably satisfactory to Agent from each issuer of uncertificated securities, securities intermediary, or commodities intermediary issuing or holding any financial assets or commodities to or for such Grantor.  Agent shall not terminate such Grantor’s access to any such financial assets or commodities except during the continuation of an Event of Default.

(vi)       As required by Section 6 of this Agreement, and in accordance with Section 2.9 of the Credit Agreement, such Grantor shall obtain a Bank Agency and Control Agreement with each bank or financial institution holding a Deposit Account for such Grantor.

(vii)      If such Grantor is or becomes the beneficiary of a letter of credit with an individual value in excess of $1,000,000 or with an aggregate value of $5,000,000, such Grantor shall promptly, and in any event within two (2) Business Days after becoming a beneficiary, notify Agent thereof and shall use commercially reasonably efforts to enter into a control agreement with Agent and the issuer and/or confirmation bank and First Lien Agent, if prior to the First Lien Loan Termination Date, with respect to Letter-of-Credit Rights assigning such Letter-of-Credit Rights to Agent and First Lien Agent, if prior to the First Lien Loan Termination Date, and directing all payments thereunder to First Lien Agent’s account for so long as First Lien Agent is the controlling secured party under the control agreement and upon receipt by the issuer and/or confirmation bank that First Lien Agent is no longer the controlling party, to the Agent’s account, all in form and substance reasonably satisfactory to Agent.

(viii)     Such Grantor shall take all steps necessary to grant Agent control of all electronic Chattel Paper in accordance with the Code and all “transferable records” as defined in each of the Uniform Electronic Transactions Act and the Electronic Signatures in Global and National Commerce Act; provided that prior to the First Lien Loan Termination Date, the requirements of this clause (viii) shall be deemed satisfied by granting control of such electronic Chattel Paper to the First Lien Agent.

(ix)       Such Grantor hereby irrevocably authorizes Agent at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral (i) as all assets of such Grantor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the Code or such jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) contain any other information required by part 5 of Article 9 of the Code for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether such Grantor is an organization, the type of organization and any organization identification number issued to such Grantor, and (ii) in the case of a financing statement filed as a fixture filing or indicating Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates.  Such Grantor agrees to furnish any such information to Agent promptly upon request.  Such Grantor also hereby ratifies its authorization for Agent to have filed in any Uniform Commercial Code jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof.

(x)        Such Grantor shall promptly, and in any event within two (2) Business Days after the same is acquired by it, notify Agent of any Commercial Tort Claim (as defined in the Code) with an individual value in excess of $1,000,000 or with an aggregate value in excess of $5,000,000 acquired by it and unless otherwise consented by Agent in writing (which consent may be revoked), such Grantor shall enter into a supplement to this Agreement, granting to Agent a Lien in such commercial tort claim.

(b)        Maintenance of Records.  Such Grantor shall keep and maintain, at its own cost and expense, satisfactory and complete records of the Collateral, including a record of any and all payments received and any and all credits granted with respect to the Collateral and all other dealings with the Collateral.  Such Grantor shall mark its books and records pertaining to the Collateral to evidence this Agreement and the Liens granted hereby.  If any Grantor retains possession of any Chattel Paper or Instruments (including Intercompany Notes but excluding written lease agreements governing Short-Term Rentals) with (a) any time before the First Lien Loan Termination Date, the First Lien Agent’s consent, or (b) any time after the First Lien Loan Termination Date, Agent’s consent, such Chattel Paper and Instruments (including Intercompany Notes but excluding written lease agreements governing Short-Term Rentals) shall be marked with the following legend: (x) if before the First Lien Loan Termination Date, “This writing and the obligations evidenced or secured hereby are subject to the separate security interests of (a) General Electric Capital Corporation, as First Lien Agent, for the benefit of First Lien Agent and the first lien lenders and (b) Deutsche Bank Trust Company Americas, as Second Lien Agent, for the benefit of Second Lien Agent and certain Lenders,” or (y) if after the First Lien Loan Termination Date, “This writing and the obligations evidenced or secured hereby are subject to the security interest of Deutsche Bank Trust Company Americas, as Agent, for the benefit of Agent and certain Lenders.”

(c)        Covenants Regarding Patent, Trademark and Copyright Collateral.

(i)       Such Grantor shall notify Agent promptly if it knows or has reason to know that any application or registration relating to any material Patent, Trademark or Copyright (now or hereafter existing) may become abandoned or dedicated, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court) regarding such Grantor’s ownership of any Patent, Trademark or Copyright, its right to register the same, or to keep and maintain the same.

(ii)      In no event shall such Grantor, either directly or through any agent, employee, licensee or designee, file an application for the registration of any Patent, Trademark or Copyright with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency without giving Agent prior written notice thereof, and, upon request of Agent, such Grantor shall execute and deliver any and all Patent Security Agreements, Copyright Security Agreements or Trademark Security Agreements as Agent may reasonably request to evidence Agent’s Lien on such Patent,

Trademark or Copyright, and the General Intangibles of such Grantor relating thereto or represented thereby.

(iii)       Such Grantor shall take all actions necessary or reasonably requested by Agent to maintain and pursue (and not abandon) each application, to obtain the relevant registration and to maintain the registration of each of the Patents, Trademarks and Copyrights (now or hereafter existing), including the filing of applications for renewal, affidavits of use, affidavits of noncontestability and opposition and interference and cancellation proceedings, unless such Grantor shall determine that such Patent, Trademark or Copyright is not material to the conduct of its business.

(iv)       In the event Grantor learns that any of the Patent, Trademark or Copyright Collateral is infringed upon, or misappropriated or diluted by a third party, each Grantor shall comply with Section 5(a)(ix) of this Agreement.  Such Grantor shall, unless it shall reasonably determine that such infringement, misappropriation or dilution of Patent, Trademark or Copyright Collateral is not material to the conduct of its business or operations, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and shall take such other actions as Agent shall deem appropriate under the circumstances to protect such Patent, Trademark or Copyright Collateral.

(d)        Indemnification.  In any suit, proceeding or action brought by Agent or any Lender relating to any Collateral for any sum owing with respect thereto or to enforce any rights or claims with respect thereto, such Grantor will save, indemnify and keep Agent and Lenders harmless from and against all expense (including reasonable attorneys’ fees and expenses), loss or damage suffered by reason of any defense, set-off, counterclaim, recoupment or reduction of liability whatsoever of its Account Debtors or other Person obligated on the Collateral, arising out of a breach by such Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to, or in favor of, such obligor or its successors from such Grantor, except in the case of Agent or any Lender, to the extent such expense, loss, or damage is attributable solely to the gross negligence or willful misconduct of Agent or such Lender as finally determined by a court of competent jurisdiction.  All such obligations of each Grantor shall be and remain enforceable against and only against such Grantor and shall not be enforceable against Agent or any Lender.

(e)        Compliance with Terms of Accounts, etc.  In all material respects, such Grantor will perform and comply with all obligations in respect of the Collateral and all other agreements to which it is a party or by which it is bound relating to the Collateral.

(f)        Limitation on Liens on Collateral.  Such Grantor will not create, permit or suffer to exist, and will defend the Collateral against, and take such other action as is necessary to remove, any Lien on any of the Collateral except Permitted Encumbrances, and will defend the right, title and interest of Agent and Lenders in and to any of such Grantor’s rights under the Collateral against the claims and demands of all Persons whomsoever, except claims pursuant to Permitted Encumbrances.

(g)        Limitations on Disposition.  Such Grantor will not sell, license, lease, transfer or otherwise dispose of any of the Collateral, or attempt or contract to do so except as permitted by this Agreement or the Credit Agreement.

(h)        Further Identification of Collateral.  Such Grantor will, if so requested by Agent, furnish to Agent, as often as Agent reasonably requests, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Agent may reasonably request, all in such detail as Agent may reasonably specify.  Grantor shall promptly notify Agent in writing upon acquiring any interest hereafter in property that is of a type where a security interest or Lien must be or may be registered, recorded or filed under, or notice thereof given under, any federal statute or regulation and that is not already covered by this Agreement.

(i)         Notices.  Such Grantor will advise Agent promptly, in reasonable detail (i) of any Lien (other than Permitted Encumbrances) or claim made or asserted against any of the Collateral, and (ii) of the occurrence of any other event which could reasonably be expected to have a Material Adverse Effect on the aggregate value of the Collateral or on the Liens created hereunder or under any other Loan Document.

(j)         Good Standing Certificates.  If and whenever requested by Agent, such Grantor shall provide to Agent a certificate of good standing from its state of incorporation or organization.

(k)        Organizational/Collateral Location Changes, No Reincorporation.  Such Grantor will give Agent at least thirty (30) days prior written notice of any change required to be made to Schedule IIIA, Schedule IIIB, Schedule IIIC, Schedule IIID or Schedule IIIE.  Without limiting the prohibitions on mergers involving any Grantor as contained in the Credit Agreement, none of the Grantors shall reincorporate or reorganize itself under the laws of any jurisdiction other than the jurisdiction in which it is incorporated or organized as of the date hereof without the prior written consent of Agent.

(l)         Terminations; Amendments Not Authorized.  Such Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement filed in favor of Agent without the prior written consent of Agent and agrees that it will not do so without the prior written consent of Agent, subject to such Grantor’s rights under Section 9-509(d)(2) of the Code.

(m)      Authorized Terminations.  Agent will promptly deliver to such Grantor for filing or authorize such Grantor to prepare and file termination statements and releases in accordance with Section 9.21 of the Credit Agreement.

(n)        Joinder of Additional Guarantors.  The Grantors shall cause each Subsidiary of the Borrower which, from time to time, after the date hereof shall be required to pledge any assets to the Agent for the benefit of the Agent and the Lenders pursuant to the provisions of the Credit Agreement, (a) to execute and deliver to the Agent (i) a Joinder Agreement substantially in the form of Exhibit 1 hereto within thirty (30) days of the date on which it was acquired or created and (ii) a Perfection Certificate, in each case, within thirty (30) days of the date on which it was acquired or created or (b) in the case of a Subsidiary organized outside of the United States required to pledge any assets to the Agent, to execute and deliver to the Agent such documentation as the Agent shall reasonably request and, in each case with respect to clauses (a) and (b) above, upon such execution and delivery, such Subsidiary shall constitute a “Grantor” for all purposes hereunder with the same force and effect as if originally named as a Grantor herein.  The execution and delivery of such Joinder Agreement shall not require the consent of any Grantor hereunder.  The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.

6.                                      BANK ACCOUNTS; COLLECTION OF ACCOUNTS AND PAYMENTS

Each Grantor shall enter into a bank agency and control agreement (“Bank Agency and Control Agreement”), in a form reasonably acceptable to Agent, with each financial institution with which each Grantor maintains from time to time any Deposit Account (other than Excluded Accounts).  Each Bank Agency and Control Agreement shall provide, among other things, that (a)  all items of payment deposited in each Deposit Account subject thereto shall be held by the applicable financial institution as Agent or bailee-in-possession for Agent, on behalf of itself and Lenders, (b) the financial institution executing such agreement has no rights of offset or recoupment of any other claim against any Deposit Account subject thereto, as the case may be, other than for payment of its services and other charges directly related to the administration of each such Deposit Account and for returned checks or other items of payment, and (c) to the extent provided below, the financial institution will transfer all amounts held or deposited from time to time in any such Deposit Account as Agent may so direct.  Each Grantor hereby grants to Agent, for the benefit of Agent and Lenders, a continuing lien upon, and security interest in, all such Deposit Accounts and all funds at any time paid, deposited, credited or held in such Deposit Accounts (whether for collection, provisionally or otherwise) or otherwise in the possession of such financial institutions, and each such financial institution shall act as Agent’s agent in connection therewith.  No Grantor shall establish any Deposit Account with any financial institution unless prior thereto Agent and such Grantor shall have entered into a Bank Agency and Control Agreement reasonably satisfactory to Agent with such financial institution and, prior to the First Lien Loan Termination Date, First Lien Agent.

7.                                      AGENT’S APPOINTMENT AS ATTORNEY-IN-FACT

On the Closing Date each Grantor shall execute and deliver to Agent a power of attorney (the “Power of Attorney”) substantially in the form attached hereto as Exhibit A.  The power of attorney granted pursuant to the Power of Attorney is a power coupled with an interest and shall be irrevocable until the Maturity Date or the payment in full of the Obligations.  The powers conferred on Agent, for the benefit of Agent and Lenders, under the Power of Attorney are solely to protect Agent’s interests (for the benefit of Agent and Lenders) in the Collateral and shall not impose any duty upon Agent or any Lender to exercise any such powers.  Agent agrees that (a) except for the powers granted in clause (h) of the Power of Attorney, it shall not exercise any power or authority granted under the Power of Attorney unless an Event of Default has occurred and is continuing, and (b) Agent shall account for any moneys received by Agent in respect of any foreclosure on or disposition of Collateral pursuant to the Power of Attorney provided that none of Agent nor any Lender shall have any duty as to any Collateral, and Agent and Lenders shall be accountable only for amounts they actually receive as a result of the exercise of such powers.  NONE OF AGENT, LENDERS OR THEIR RESPECTIVE AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR REPRESENTATIVES SHALL BE RESPONSIBLE TO ANY GRANTOR FOR ANY ACT OR FAILURE TO ACT UNDER ANY POWER OF ATTORNEY OR OTHERWISE, EXCEPT IN RESPECT OF DAMAGES ATTRIBUTABLE SOLELY TO THEIR OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AS FINALLY DETERMINED BY A COURT OF COMPETENT JURISDICTION, NOR FOR ANY PUNITIVE, EXEMPLARY, INDIRECT OR CONSEQUENTIAL DAMAGES.

8.                                      REMEDIES; RIGHTS UPON DEFAULT

(a)           In addition to all other rights and remedies granted to it under this Agreement, the Credit Agreement, the other Loan Documents and under any other instrument or agreement securing, evidencing or relating to any of the Obligations if any Event of Default shall have occurred and be continuing, Agent may, subject to the Intercreditor Agreement, exercise all rights and remedies of a secured party under the Code.  Without limiting the generality of the foregoing, each Grantor expressly agrees that in any such event Agent, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon any Grantor or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the Code and other applicable law), may forthwith (personally or through its agents) enter upon the premises where any Collateral is located through self-help, without judicial process, without first obtaining a final judgment or giving any Grantor or any other Person notice and opportunity for a hearing on Agent’s claim or action and may take possession of, collect, receive, assemble, process, appropriate, remove and realize upon the Collateral, or any part thereof, and may forthwith sell, lease, license, assign, give an option or options to purchase, or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at a public or private sale or sales, at any exchange at such prices as it may deem acceptable, for cash or on credit or for future delivery without assumption of any credit risk.  Agent or any Lender shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase for the benefit of Agent and Lenders, the whole or any part of said Collateral so sold, free of any right or equity of redemption, which equity of redemption each Grantor hereby releases.  Such sales may be adjourned and continued from time to time with or without notice.  Agent shall have the right to conduct such sales on each Grantor’s premises or elsewhere and shall have the right to use each Grantor’s premises without charge for such time or times as Agent deems necessary or advisable.

Subject in all cases to the Intercreditor Agreement, if any Event of Default shall have occurred and be continuing, each Grantor further agrees, at Agent’s request, to assemble the Collateral and make it available to Agent at a place or places designated by Agent which are reasonably convenient to Agent and such Grantor, whether at such Grantor’s premises or elsewhere.

Without limiting the foregoing, Agent shall also have the right to require that each Grantor store and keep any Collateral pending further action by Agent, and while Collateral is so stored or kept, provide such guards and maintenance services as shall be necessary to protect the same and to preserve and maintain Collateral in good condition.  Until Agent is able to effect a sale, lease, license or other disposition of Collateral, Agent shall have the right to hold or use Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving Collateral or its value or for any other purpose deemed appropriate by Agent.  Agent shall not have any obligation to any Grantor to maintain or preserve the rights of any Grantor as against third parties with respect to Collateral while Collateral is in the possession of Agent.  Agent may, if it so elects, seek the appointment of a receiver or keeper to take possession of Collateral and to enforce any of Agent’s remedies (for the benefit of Agent and Lenders), with respect to such appointment without prior notice or hearing as to such appointment.  Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale to the Obligations as provided in the Credit Agreement, and only after so paying over such net proceeds, and after the payment by Agent of any other amount required by any provision of law, need Agent account for the surplus, if any, to any Grantor.  To the maximum extent permitted by applicable law, each Grantor waives all claims, damages, and demands against Agent or any Lender arising out of the repossession, retention or sale of the Collateral except such as arise solely out of the gross negligence or willful misconduct of Agent or such Lender as finally determined by a court of competent jurisdiction.  Each Grantor agrees that ten (10) days prior notice by Agent of the time and place of any public sale or of the time after which a private sale may take place is reasonable notification of such matters.  Notwithstanding any such notice of sale, Agent shall not be obligated to make any sale of Collateral.  In connection with any sale, lease, license or other disposition of Collateral, Agent may disclaim any warranties that might arise in connection therewith and Agent shall have no obligation to provide any warranties at such time.  Each Grantor shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all Obligations, including any attorneys’ fees or other expenses incurred by Agent or any Lender to collect such deficiency.

(b)           Except as otherwise specifically provided herein, each Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Agreement or any Collateral.

(c)           To the extent that applicable law imposes duties on Agent to exercise remedies in a commercially reasonable manner, each Grantor acknowledges and agrees that it is not commercially unreasonable for Agent (i) to fail to incur expenses reasonably deemed significant by Agent to prepare Collateral for disposition or otherwise to complete raw material or work in process into finished goods or other finished products for disposition, (ii) if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (iii) to fail to exercise collection remedies against Account Debtors or other Persons obligated on Collateral or to remove Liens on or any adverse claims against Collateral, (iv) to exercise collection remedies against Account Debtors and other Persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (v) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (vi) to contact other

Persons, whether or not in the same business as any Grantor, for expressions of interest in acquiring all or any portion of such Collateral, (vii) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature, (viii) to dispose of Collateral by utilizing internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capacity of doing so, or that match buyers and sellers of assets, (ix) to dispose of assets in wholesale rather than retail markets, (x) to disclaim disposition warranties, such as title, possession or quiet enjoyment, (xi) to purchase insurance or credit enhancements to insure Agent against risks of loss, collection or disposition of Collateral or to provide to Agent a guaranteed return from the collection or disposition of Collateral, or (xii) to the extent deemed appropriate by Agent, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist Agent in the collection or disposition of any of the Collateral.  Each Grantor acknowledges that the purpose of this Section 8(c) is to provide non-exhaustive indications of what actions or omissions by Agent would be commercially reasonable in Agent’s exercise of remedies against the Collateral and that other actions or omissions by Agent shall not be deemed commercially unreasonable solely on account of not being indicated in this Section 8(c).  Without limitation upon the foregoing, nothing contained in this Section 8(c) shall be construed to grant any rights to any Grantor or to impose any duties on Agent that would not have been granted or imposed by this Agreement or by applicable law in the absence of this Section 8(c).

(d)           Neither Agent nor any Lender shall be required to make any demand upon, or pursue or exhaust any of their rights or remedies against, any Grantor, any other obligor, guarantor, pledgor or any other Person with respect to the payment of the Obligations or to pursue or exhaust any of their rights or remedies with respect to any Collateral therefor or any direct or indirect guarantee thereof.  Neither Agent nor any Lender shall be required to marshal the Collateral or any guarantee of the Obligations or to resort to the Collateral or any such guarantee in any particular order, and all of its and their rights hereunder or under any other Loan Document shall be cumulative.  To the extent it may lawfully do so, each Grantor absolutely and irrevocably waives and relinquishes the benefit and advantage of, and covenants not to assert against Agent or any Lender, any valuation, stay, appraisement, extension, redemption or similar laws and any and all rights or defenses it may have as a surety now or hereafter existing which, but for this provision, might be applicable to the sale of any Collateral made under the judgment, order or decree of any court, or privately under the power of sale conferred by this Agreement, or otherwise.

9.                                      GRANT OF LICENSE TO USE INTELLECTUAL PROPERTY COLLATERAL

For the purpose of enabling Agent to exercise rights and remedies under Section 8 hereof (including, without limiting the terms of Section 8 hereof, in order to take possession of, hold, preserve, process, assemble, prepare for sale, market for sale, sell or otherwise dispose of Collateral) at such time as Agent shall be lawfully entitled to exercise such rights and remedies, subject to the terms of the Intercreditor Agreement, each Grantor hereby grants to Agent, for the benefit of Agent and Lenders, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to such Grantor) to use, license or sublicense any Intellectual

Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof and an irrevocable license (exercisable without payment of rent or other compensation to such Grantor) to use and occupy all real estate owned or leased by such Grantor; provided, however, that if and to the extent that the grant of license to Agent would result in a violation of any agreements relating to the Intellectual Property or the real estate or cause any such agreement to be void or voidable, the license granted hereunder shall be deemed limited to only such license or rights as Grantors may be authorized to give without consent under such agreements without breaching or voiding such agreements.

10.                               LIMITATION ON AGENT’S AND LENDERS’ DUTY IN RESPECT OF COLLATERAL

Agent and each Lender shall use reasonable care with respect to the Collateral in its possession or under its control.  Neither Agent nor any Lender shall have any other duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of Agent or such Lender, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.  Agent shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehousemen, carrier, forwarding agency, consignee or other agent or bailee selected by Agent in good faith.

11.                               REINSTATEMENT

This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Grantor for liquidation or reorganization, should any Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of any Grantor’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment or performance had not been made.  In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

12.                               SURETYSHIP WAIVERS BY GRANTOR; OBLIGATIONS ABSOLUTE

(a)           Except as expressly provided herein, each Grantor waives demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description thereof, all in such manner and at such time or times as Agent may deem advisable.  Agent shall have no duty as to the collection or protection of the Collateral or any income thereon, nor as to the preservation of rights against prior parties, nor as to the preservation of any rights pertaining thereto beyond the safe custody thereof.

(b)           All rights of Agent hereunder, the Security Interests and all obligations of each Grantor hereunder shall be absolute and unconditional irrespective of (i) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document, or any other agreement or instrument, (iii) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from or any acceptance of partial payment thereon and or settlement, compromise or adjustment of any Obligation or of any guarantee, securing or guaranteeing all or any of the Obligations, or (iv) any other circumstance that might otherwise constitute a defense available to, or a discharge of, such Grantor in respect of the Obligations or this Agreement.

13.                               EXPENSES AND ATTORNEY’S FEES

Without limiting any Grantor’s obligations under the Credit Agreement or the other Loan Documents, Grantors agree, jointly and severally, to promptly pay all fees, costs and expenses (including reasonable attorneys’ fees and expenses and allocated costs of internal legal staff) incurred in connection with (a) protecting, storing, warehousing, appraising, insuring, handling, maintaining and shipping the Collateral, (b) creating, perfecting, maintaining and enforcing Agent’s Liens and (c) collecting, enforcing, retaking, holding, preparing for disposition, processing and disposing of Collateral.

14.                               NOTICES

Any notice or other communication required shall be in writing addressed to the respective party as set forth below and may be personally served, telecopied, sent by overnight courier service or U.S. mail and shall be deemed to have been given: (a) if delivered in person, when delivered; (b) if delivered by fax, on the date of transmission if transmitted on a Business Day before 4:00 p.m. New York Time; (c) if delivered by overnight courier, one (1) Business Day after delivery to the courier properly addressed; or (d) if delivered by U.S. mail, four (4) Business Days after deposit with postage prepaid and properly addressed.

Notices shall be addressed as follows:

If to any Grantor:                                                                                               c/o PENHALL COMPANY
1801 W. Penhall Way
Anaheim, California 92801
Attn: Chief Financial Officer
Fax No.: (714) 778-5638

With a copy to:                                                                                                            DECHERT LLP
2929 Arch Street
Philadelphia, Pennsylvania 19104
Attn: Gary L. Green, Esq.
Fax No.: (215) 994-2222

If to Agent:                                                                                                                                 DEUTSCHE BANK TRUST COMPANY
AMERICAS
Global Credit Products
Leveraged Loan Portfolio

60 Wall Street, NYC60-1104

New York, NY 10005-2858
Attn: Omayra Laucella
Fax: (212) 797-5690

With a copy to:                                                                                                            CAHILL GORDON & REINDEL LLP
80 Pine Street
New York, NY 10005
Attn: William M. Hartnett

15.                               SEVERABILITY

The invalidity, illegality, or unenforceability in any jurisdiction of any provision under the Loan Documents shall not affect or impair the remaining provisions in the Loan Documents.

16.                               NO WAIVER, CUMULATIVE REMEDIES

Neither Agent nor any Lender shall by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by Agent and then only to the extent therein set forth.  A waiver by Agent of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Agent would otherwise have had on any future occasion.  No failure to exercise nor any delay in exercising on the part of Agent or any Lender, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege.  The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law.  None of the terms or provisions of this Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by Agent and each Grantor.

17.                               LIMITATION BY LAW

All rights, remedies and powers provided in this Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they shall not render this Agreement invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

18.                               TERMINATION OF THIS AGREEMENT

Subject to Section 11 hereof, this Agreement shall terminate when all Obligations have been paid in full in cash.  Following the termination of this agreement, Agent shall, upon reasonable request, and at the sole cost and expense of Grantors, execute such termination statements and other releases (in form and substance reasonably satisfactory to Agent) with respect to security granted hereunder, and Agent shall at such time transfer any Instrument or Chattel Paper or other item of Collateral delivered to the Agent hereunder to the Grantors, without recourse and without representation of warranty.

19.                               SUCCESSORS AND ASSIGNS

This Agreement and all obligations of each Grantor hereunder shall be binding upon the successors and permitted assigns of such Grantor (including any debtor-in-possession on behalf of such Grantor) and shall, together with the rights and remedies of Agent, for the benefit of Agent and Lenders, hereunder, inure to the benefit of Agent and Lenders, all future holders of any instrument evidencing any of the Obligations and their respective successors and permitted assigns except that Grantors may not assign any of their rights or obligations hereunder without the written consent of all Lenders which assignment without such consent shall be void.  No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Obligations or any portion thereof or interest therein shall in any manner impair the Lien granted to Agent, for the benefit of Agent and Lenders, hereunder.

20.                               COUNTERPARTS

This Agreement and any amendments, waivers, consents or supplements may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts together shall constitute but one in the same instrument.  This Agreement shall become effective upon the execution of a counterpart hereof by each of the parties hereto.

21.                               GOVERNING LAW

(a)           THIS SECURITY AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES WHICH SHALL BE DEEMED NOT TO INCLUDE SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

(b)           EACH GRANTOR HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN NEW YORK COUNTY,

STATE OF NEW YORK AND IRREVOCABLY AGREES THAT, SUBJECT TO AGENT’S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS SHALL BE LITIGATED IN SUCH COURTS.  EACH GRANTOR EXPRESSLY SUBMITS AND CONSENTS TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS.  EACH GRANTOR HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON SUCH GRANTOR BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO SUCH GRANTOR, AT THE ADDRESS SET FORTH IN THIS AGREEMENT AND SERVICE SO MADE SHALL BE COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED.  IN ANY LITIGATION, TRIAL, ARBITRATION OR OTHER DISPUTE RESOLUTION PROCEEDING RELATING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, ALL DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS OF GRANTORS, CREDIT PARTIES OR ANY OF THEIR AFFILIATES SHALL BE DEEMED TO BE EMPLOYEES OR MANAGING AGENTS OF GRANTORS OR SUCH CREDIT PARTIES FOR PURPOSES OF ALL APPLICABLE LAW OR COURT RULES REGARDING THE PRODUCTION OF WITNESSES BY NOTICE FOR TESTIMONY (WHETHER IN A DEPOSITION, AT TRIAL OR OTHERWISE).  GRANTORS AND CREDIT PARTIES AGREE THAT AGENT’S OR ANY LENDER’S COUNSEL IN ANY SUCH DISPUTE RESOLUTION PROCEEDING MAY EXAMINE ANY OF THESE INDIVIDUALS AS IF UNDER CROSS EXAMINATION AND THAT ANY DISCOVERY DEPOSITION OF ANY OF THEM MAY BE USED IN THAT PROCEEDING AS IF IT WERE AN EVIDENCE DEPOSITION.  GRANTORS AND CREDIT PARTIES IN ANY EVENT WILL USE ALL COMMERCIALLY REASONABLE EFFORTS TO PRODUCE IN ANY SUCH DISPUTE RESOLUTION PROCEEDING, AT THE TIME AND IN THE MANNER REQUESTED BY AGENT OR ANY LENDER, ALL PERSONS, DOCUMENTS (WHETHER IN TANGIBLE, ELECTRONIC OR OTHER FORM) OR OTHER THINGS UNDER THEIR CONTROL AND RELATING TO THE DISPUTE.

22.                               WAIVER OF JURY TRIAL

EACH GRANTOR HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS SECURITY AGREEMENT AND THE OTHER LOAN DOCUMENTS.  EACH GRANTOR ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, AND THAT AGENT HAS RELIED ON THE WAIVER IN ENTERING INTO THIS SECURITY AGREEMENT AND THE OTHER LOAN DOCUMENTS AND WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS.  EACH GRANTOR WARRANTS AND REPRESENTS THAT SUCH GRANTOR HAS HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT SUCH GRANTOR KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.

23.                               HEADINGS

Section and subsection headings are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purposes or be given substantive effect.

24.                               NO STRICT CONSTRUCTION

The parties hereto have participated jointly in the negotiation and drafting of this Agreement.  In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

25.                               ADVICE OF COUNSEL

Each of the parties represents to each other party hereto that it has discussed this Agreement and, specifically, the provisions of Section 21 and Section 22, with its counsel.

26.                               BENEFIT OF LENDERS

All Liens granted or contemplated hereby shall be for the benefit of Agent and Lenders, and all proceeds or payments realized from Collateral in accordance herewith shall be applied to the Obligations in accordance with the terms of the Credit Agreement and the Intercreditor Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

PENHALL COMPANY,
as a Grantor

By:	/s/ Jeffrey E. Platt
Name: Jeffrey E. Platt
Title: Vice President

BOB MACK CO., INC.,
as a Grantor

By:	/s/ Jeffrey E. Platt
Name: Jeffrey E. Platt
Title: Vice President

PENHALL LEASING, L.L.C.,
as a Grantor
BY:	PENHALL COMPANY,
its sole member

By:	/s/ Jeffrey E. Platt
Name: Jeffrey E. Platt
Title: Vice President

CAPITOL DRILLING SUPPLIES, INC.,
as a Grantor

By:	/s/ Jeffrey E. Platt
Name: Jeffrey E. Platt
Title: Vice President

PENHALL INTERNATIONAL CORP.,
as a Grantor

By:	/s/ Jeffrey E. Platt
Name: Jeffrey E. Platt
Title: Vice President

PENHALL INVESTMENTS, INC.,
as a Grantor

By:	/s/ Jeffrey E. Platt
Name: Jeffrey E. Platt
Title: Vice President

(SIGNATURE PAGE TO PENHALL SECURITY AGREEMENT)

DEUSTCHE BANK TRUST COMPANY AMERICAS, as Agent

By:	/s/ Omayra Laucella
Name: Omayra Laucella
Title: Vice President

By:	/s/ Evelyn Lazala
Name: Evelyn Lazala
Title: Vice President

(SIGNATURE PAGE TO PENHALL SECURITY AGREEMENT)

POWER OF ATTORNEY

This Power of Attorney is executed and delivered by each of Penhall Company, Bob Mack Co., Inc., Capitol Drilling Supplies, Inc., Penhall Leasing, L.L.C., Penhall International Corp. and Penhall Investments, Inc. (referred to herein individually as “Grantor” and collectively as “Grantors”) to Deutsche Bank Trust Company Americas (hereinafter referred to as “Attorney”), as Agent for the benefit of Agent and Lenders, under a Second Lien Term Loan Agreement and a Security Agreement, both dated as November 1, 2005 and other related documents (the “Loan Documents”).  No person to whom this Power of Attorney is presented, as authority for Attorney to take any action or actions contemplated hereby, shall be required to inquire into or seek confirmation from any Grantor as to the authority of Attorney to take any action described below, or as to the existence of or fulfillment of any condition to this Power of Attorney, which is intended to grant to Attorney unconditionally the authority to take and perform the actions contemplated herein, and each Grantor irrevocably waives any right to commence any suit or action, in law or equity, against any person or entity which acts in reliance upon or acknowledges the authority granted under this Power of Attorney.  The power of attorney granted hereby is coupled with an interest, and may not be revoked or canceled by any Grantor without Attorney’s written consent.

Subject to the terms of the Intercreditor Agreement, each Grantor hereby irrevocably constitutes and appoints Attorney (and all officers, employees or agents designated by Attorney), with full power of substitution, as such Grantor’s true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, from time to time in Attorney’s discretion, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purposes of the Loan Documents upon the occurrence and during the continuance of an Event of Default as defined and described in the Loan Documents.  Without limiting the generality of the foregoing, each Grantor hereby grants to Attorney the power and right, on behalf of such Grantor, without notice to or assent by any Grantor, and at any time after the First Lien Loan Termination Date (as defined in the Security Agreement) to do the following upon the occurrence and during the continuance of an Event of Default:  (a) change the mailing address of such Grantor, open a post office box on behalf of such Grantor, open mail for such Grantor, and ask, demand, collect, give acquittances and receipts for, take possession of, endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, and notices in connection with any property of such Grantor; (b) effect any repairs to any asset of such Grantor, or continue or obtain any insurance and pay all or any part of the premiums therefor and costs thereof, and make, settle and adjust all claims under such policies of insurance, and make all determinations and decisions with respect to such policies; (c) pay or discharge any taxes, liens, security interests, or other encumbrances levied or placed on or threatened against such Grantor or its property; (d) defend any suit, action or proceeding brought against such Grantor if such Grantor does not defend such suit, action or proceeding or if Attorney believes that such Grantor is not pursuing such defense in a manner that will maximize the recovery to Attorney, and settle, compromise or adjust any suit, action, or proceeding described above and, in connection therewith, give such discharges or releases as Attorney may deem appropriate; (e) file or prosecute any claim, litigation, suit or proceeding in any court of competent jurisdiction or before any arbitrator, or take any other action otherwise deemed appropriate by Attorney for the purpose of collecting any and all such moneys due to such Grantor whenever payable and to enforce any other right in respect of such Grantor’s property; (f) cause the certified public accountants then engaged by such Grantor to prepare and deliver to Attorney at any time and from time to time, promptly upon Attorney’s request, the following reports:  (1) a reconciliation of all accounts, (2) an aging of all accounts, (3) trial balances, (4) test verifications of such accounts as Attorney may request, and (5) the results of each physical verification of inventory; (g) communicate in its own name with any party to any Contract with regard to the assignment of the right, title and interest of such Grantor in and under the Contracts and other matters relating thereto; (h) to file such financing statements with respect to the Security Agreement, with or without such Grantor’s signature, or to file a photocopy of the Security Agreement in substitution for a financing statement, as Agent may deem appropriate and to execute in such Grantor’s name such financing statements and amendments thereto and continuation statements which may require such Grantor’s signature; (i) execute, in connection with any sale provided for in any Loan Document, any endorsements, assignments or other instruments of conveyance or transfer with respect to any collateral subject to the Loan Documents and to otherwise direct such sale or resale; (j) exercise the rights of such Grantor with respect to the obligation of all account debtors to make payment or otherwise render performance to such Grantor; (k) exercise the rights of such Grantor to, and take any and all actions that Attorney deems appropriate to realize the benefit of, any intellectual property; and (l) assert any claims such Grantor may have, from time to time, against any other party to any contract to which such Grantor is a party and to otherwise exercise any right or remedy of such Grantor thereunder, all as though Attorney were the absolute owner of the property of such Grantor for all purposes, and to do, at Attorney’s option and such Grantor’s expense, at any time or from time to time, all acts and other things that Attorney reasonably deems necessary to perfect, preserve, or realize upon such Grantor’s property or assets and Attorney’s Liens thereon, all as fully and effectively as such Grantor might do.  Each Grantor hereby ratifies, to the extent permitted by law, all that said Attorney shall lawfully do or cause to be done by virtue hereof.

2

IN WITNESS WHEREOF, this Power of Attorney is executed by each Grantor pursuant to the authority of its board of directors on this [        ] day of November, 2005.

PENHALL COMPANY

By:	/s/ Jeffrey E. Platt
Name: Jeffrey E. Platt
Title: Vice President

BOB MACK CO., INC.

By:	/s/ Jeffrey E. Platt
Name: Jeffrey E. Platt
Title: Vice President

CAPITOL DRILLING SUPPLIES INC.

By:	/s/ Jeffrey E. Platt
Name: Jeffrey E. Platt
Title: Vice President

PENHALL LEASING, L.L.C.
BY:	PENHALL COMPANY, its sole member

By:	/s/ Jeffrey E. Platt
Name: Jeffrey E. Platt
Title: Vice President

PENHALL INTERNATIONAL CORP.

By:	/s/ Jeffrey E. Platt
Name: Jeffrey E. Platt
Title: Vice President

PENHALL INVESTMENTS, INC.

By:	/s/ Jeffrey E. Platt
Name: Jeffrey E. Platt
Title: Vice President

NOTARY PUBLIC CERTIFICATE

On this 31st day of October, 2005, Jeffrey E. Platt who is personally known to me appeared before me in his/her capacity as the Vice President of Penhall Company and executed on behalf of Penhall Company the Power of Attorney in favor of Deutsche Bank Trust Company Americas to which this Certificate is attached.

/s/ Kathleen O. Hall
Notary Public

NOTARY PUBLIC CERTIFICATE

On this 31st day of October, 2005, Jeffrey E. Platt who is personally known to me appeared before me in his/her capacity as the Vice President of Bob Mack Co., Inc. and executed on behalf of Bob Mack Co., Inc. the Power of Attorney in favor of Deutsche Bank Trust Company Americas to which this Certificate is attached.

/s/ Kathleen O. Hall
Notary Public

NOTARY PUBLIC CERTIFICATE

On this 31st day of October, 2005, Jeffrey E. Platt who is personally known to me appeared before me in his/her capacity as the Vice President of Penhall Leasing, L.L.C. and executed on behalf of Penhall Leasing, L.L.C. the Power of Attorney in favor of Deutsche Bank Trust Company Americas to which this Certificate is attached.

/s/ Kathleen O. Hall
Notary Public

NOTARY PUBLIC CERTIFICATE

On this 31st day of October, 2005, Jeffrey E. Platt who is personally known to me appeared before me in his/her capacity as the Vice President of Capitol Drilling Supplies, Inc. and executed on behalf of Capitol Drilling Supplies, Inc. the Power of Attorney in favor of Deutsche Bank Trust Company Americas to which this Certificate is attached.

/s/ Kathleen O. Hall
Notary Public

NOTARY PUBLIC CERTIFICATE

On this 31st day of October, 2005, Jeffrey E. Platt who is personally known to me appeared before me in his/her capacity as the Vice President of Penhall International Corp. and executed on behalf of Penhall International Corp. the Power of Attorney in favor of Deutsche Bank Trust Company Americas to which this Certificate is attached.

/s/ Kathleen O. Hall
Notary Public

NOTARY PUBLIC CERTIFICATE

On this 31st day of October, 2005, Jeffrey E. Platt who is personally known to me appeared before me in his/her capacity as the Vice President of Penhall Investments, Inc. and executed on behalf of Penhall Investments, Inc. the Power of Attorney in favor of Deutsche Bank Trust Company Americas to which this Certificate is attached.

/s/ Kathleen O. Hall
Notary Public

EXHIBIT 1

[Form of]

JOINDER AGREEMENT

[Name of New Pledgor]

[Address of New Pledgor]

[Date]

Ladies and Gentlemen:

Reference is made to the Security Agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement;” capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement), dated as of [                    ], made by [                         ], a [                         ] (the “Borrower”), the Guarantors party thereto and DEUTSCHE BANK TRUST COMPANY AMERICAS, as agent (in such capacity and together with any successors in such capacity, the “Agent”).

This Joinder Agreement supplements the Security Agreement and is delivered by the undersigned, [                         ] (the “New Grantor”), pursuant to Section 5(n) of the Security Agreement.  The New Grantor hereby agrees to be bound as a Grantor party to the Security Agreement by all of the terms, covenants and conditions set forth in the Security Agreement to the same extent that it would have been bound if it had been a signatory to the Security Agreement on the date of the Security Agreement.  The New Grantor also hereby agrees to be bound as a party by all of the terms, covenants and conditions applicable to it set forth in Sections 2, 3 and 4 of the Credit Agreement to the same extent that it would have been bound if it had been a signatory to the Credit Agreement on the execution date of the Credit Agreement.  Without limiting the generality of the foregoing, the New Grantor hereby grants and pledges to the Agent, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Obligations, a Lien on and security interest in, all of its right, title and interest in, to and under the Collateral and expressly assumes all obligations and liabilities of a Grantor under the Credit Agreement, Security Agreement and Intercreditor Agreement.  The New Grantor hereby makes each of the representations and warranties and agrees to each of the covenants applicable to the Grantors contained in the Security Agreement and Section 5 of the Credit Agreement.

Annexed hereto are supplements to each of the schedules to the Security Agreement and the Credit Agreement, as applicable, with respect to the New Grantor.  Such supplements shall be deemed to be part of the Security Agreement or the Credit Agreement, as applicable.

This Joinder Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute one and the same agreement.

THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the New Pledgor has caused this Joinder Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

[NEW PLEDGOR]

By:
Name:
Title:

AGREED TO AND ACCEPTED:

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Collateral Agent

By:
Name:
Title:

By:
Name:
Title:

[Schedules to be attached]